Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

14.    Related Party Transactions

        Management Services:    Pursuant to a ship management agreement between each of the vessel owning companies and Danaos Shipping Company Limited (the "Manager"), the Manager acts as the fleet's technical manager responsible for (i) recruiting qualified officers and crews, (ii) managing day to day vessel operations and relationships with charterers, (iii) purchasing of stores, supplies and new equipment for the vessels, (iv) performing general vessel maintenance, reconditioning and repair, including commissioning and supervision of shipyards and subcontractors of drydock facilities required for such work, (v) ensuring regulatory and classification society compliance, (vi) performing operational budgeting and evaluation, (vii) arranging financing for vessels, (viii) providing accounting, treasury and finance services and (ix) providing information technology software and hardware in the support of the Company's processes. The Company's controlling shareholder also controls the Manager.

        On February 12, 2009, the Company signed an addendum to the management contract adjusting the management fees, effective January 1, 2009, to a fee of $575 per day for commercial, chartering and administrative services, a fee of $290 per vessel per day for vessels on bareboat charter and $575 per vessel per day for vessels on time charter and a flat fee of $0.725 million per newbuilding vessel for the supervision of newbuilding contracts. On February 8, 2010, the Company signed an addendum to the management contract adjusting the management fees, effective January 1, 2010, to a fee of $675 per day for commercial, chartering and administrative services, a fee of $340 per vessel per day for vessels on bareboat charter and $675 per vessel per day for vessels on time charter. The incremental amount of the management fees above the previous fee level were payable by the Company, as accrued until the date of payment, at any time before the end of 2010. During 2011, the management fee levels remained the same as the 2010 fee levels.

        The Manager also receives a commission of 0.75% on gross freight, charter hire, ballast bonus and demurrage with respect to each vessel in the fleet and a commission of 0.5% based on the contract price of any vessel bought or sold by the manager on its behalf (excluding newbuildings). On December 16, 2011, the Company signed an addendum to the management contract adjusting the commission of 0.75% on gross freight, charter hire, ballast bonus and demurrage with respect to each vessel in the fleet, effective January 1, 2012, to a commission of 1.0%.

        Management fees in 2011 amounted to approximately $13.5 million (2010: $11.4 million, 2009: $8.7 million), which are shown under "General and administrative expenses" on the consolidated statements of income. Commissions to Manager in 2011 amounted to approximately $3.4 million (2010: $2.6 million, 2009: $2.3 million), which are shown under "Voyage expenses" on the consolidated statements of income.

        The Company pays monthly advances on account of the vessels' operating expenses. These prepaid amounts are presented in the consolidated balance sheet under "Due from related parties" totaling $9.1 million and $11.1 million as of December 31, 2011 and 2010, respectively.

        Dr. John Coustas, the Chief Executive Officer of the Company, is a member of the Board of Directors of The Swedish Club, the primary provider of insurance for the Company, including a substantial portion of its hull & machinery, war risk and protection and indemnity insurance. During the years ended December 31, 2011, 2010 and 2009 the Company paid premiums to The Swedish Club of $8.7 million, $7.3 million and $7.4 million, respectively. As of December 31, 2011 the Company did not have any outstanding balances with The Swedish Club and as of December 31, 2010, it owed to The Swedish Club an amount of $0.1 million.